17. Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Trust preferred securities prepayment by underlying bank
Commitments and Contingencies

 The Bank has made arrangements with and has available from corresponding banks certain lines of credit to fund any necessary cash requirements. The Bank has $67,851 of Federal Home Loan Bank advances outstanding against its corresponding line of credit as of December 31, 2013. A specific class of commercial and residential mortgage loans, with a balance of $151,106 at December 31, 2013 and a specific group of securities available for sale with a lendable collateral value of $4,472 at December 31, 2013 were pledged to the FHLB as collateral. At December 31, 2013, the Bank had approximately $29,000 of available credit at the FHLB and $6,000 of secured lines of available credit granted from one of its correspondent banks.

In 2010, a former borrower filed two complaints in the Circuit Court of Washington County, VA, claiming that the Bank improperly handled the repossession and disposition of collateral from a warehouse in 2008. The borrower also claims that the bank acted as its business advisor and breached fiduciary duties owed to it in this capacity. One complaint seeks $700 in damages for conversion based solely on the repossession/disposition of collateral. The second complaint seeks $7,850 in damages for breach of fiduciary duty, violation of UCC Article 9, actual fraud, unjust enrichment, and business conspiracy. In response, the Bank filed demurrers to both complaints, both of which were granted in part and denied in part with leave granted to amend. The Borrower chose not amend either complaint, opting instead to consolidate her remaining claims into one action. The borrower's remaining claims against the Bank are for violation of UCC Article 9, fraud, unjust enrichment of personal property, and conversion of personal property. No trial date has been set. The Bank disputes the allegations and believes that they are without merit. The Bank intends to defend itself vigorously.

On January 27, 2014, Angela Welch, as Chapter 7 Trustee for the bankruptcy estate of Frank Michael Mongelluzzi, named the Bank as a defendant in a lawsuit filed in the U.S. District Court for the Middle District of Florida, Tampa Division. The complaint states three counts: the first for avoidance and recovery of fraudulent transfers pursuant to 11 U.S.C. § 544(b) and Florida Statutes §§ 726.105(1)(a) and 726.108, and/or otherwise applicable law; the second for avoidance and recovery of fraudulent transfers pursuant to 11 U.S.C. § 544(b) and Florida Statutes §§ 726.105(1)(b) and 726.108, and/or otherwise applicable law; and the third for avoidance and recovery of fraudulent transfers pursuant to 11 U.S.C. § 544(b) and Florida Statutes §§ 726.106(1) and 726.108, and/or otherwise applicable law. Each count seeks the recovery of $1,246,103.37 in overdraft repayments made by the debtor to the Bank, prejudgment interest, and costs. The matter is in the pleading stage. The Bank has responded with a motion to dismiss and intends to vigorously defend itself. We are unable to evaluate the likelihood of an unfavorable outcome or estimate the amount or range of potential loss.